SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 1997


                             Annie's Homegrown, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                    33-93982-LA                 06-1258214
----------------------------        -------------           --------------------
(State or other jurisdiction         (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)

180 Second Street, Suite 202
   Chelsea, Massachusetts                                           02150
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (617) 889-2822








ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS

         On July 31, 1997, Annie's Homegrown, Inc. ("Annie's") completed the acquisition of Raw Materials Food Company, a Delaware corporation ("RMFC"), by means of a merger (the "Merger") of RMFC Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Annie's ("Merger Sub"), with and into RMFC, with RMFC continuing as the surviving corporation, pursuant to that certain Agreement and Plan of Merger dated as of July 31, 1997, by and among Annie's, Merger Sub, RMFC and Jay Fiano and Doug Nelson (each a "RMFC Stockholder") (the "Merger Agreement"). As a result of the Merger, RMFC became a wholly-owned subsidiary of Annie's. The merger was effected by the filing of a Certificate of Merger with the State of Delaware on July 31, 1997 (the "Effective Date"). RMFC is a manufacturer and distributor of natural organic food concentrates under the trademark "Living Foods".

         Pursuant to the terms of the Merger Agreement, upon the effectiveness of the Merger, each outstanding share of Common Stock, par value $.01 per share, of the Merger Sub (the "Merger Sub Common Stock") was converted into and represented one validly issued, fully paid and nonassessable share of Common Stock, par value $.01 per share, of RMFC (the "RMFC Common Stock"). As a result of the Merger, the RMFC Common Stock was automatically canceled and extinguished and the former RMFC Stockholders received an aggregate of 60,000 shares of Annie's Common Stock.

         The terms of the Merger and the consideration received by RMFC's Stockholders in connection therewith were the result of arm's-length negotiations between the representatives of Annie's and the representatives of RMFC, and took into account various factors concerning the relative valuations of the businesses and the securities of Annie's and RMFC. The issuance of Annie's Common Stock to the former RMFC Stockholders was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Securities Act of 1933, as amended. The terms of the Merger and the exchange of RMFC Common Stock for Annie's Common Stock are more fully described in the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Report on Form 8-K (the "Report").

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)-(b) No Financial Statements or Pro Forma Financial Information are required to be filed as a part of this Report.








(c) Exhibits

      EXHIBIT NO.                          DESCRIPTION
      -----------                          -----------

          2.1 Agreement and Plan of Merger dated as of July 31, 1997, by and among Annie's Homegrown, Inc., RMFC Acquisition Corp., Raw Materials Food Company, Jay Fiano and Doug Nelson.








                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANNIE'S HOMEGROWN, INC.
August 13, 1997

                                       By: /s/ NEIL RAIFF
                                           ----------------------------------
                                           Neil Raiff
                                           Chief Financial Officer and Treasurer








                                  EXHIBIT INDEX
                                  -------------

  EXHIBIT NO.                                    DESCRIPTION
  ----------                                     -----------

     2.1 Agreement and Plan of Merger dated as of July 31, 1997, by and among Annie's Homegrown, Inc., RMFC Acquisition Corp., Raw Materials Food Company, Jay Fiano and Doug Nelson.